UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23802

___________________________________________

Destiny Tech100 Inc.
(Exact name of registrant as specified in charter)

___________________________________________

1401 Lavaca Street, #144
Austin, TX 78701
(Address of principal executive offices) (Zip code)

Sohail Prasad
c/o Destiny Tech100 Inc.
1401 Lavaca Street, #144
Austin, TX 78701
(Name and address of agent for service)

(415) 639-9966
Registrant’s telephone number, including area code

___________________________________________

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

D/XYZ

DESTINY TECH100 INC

ANNUAL SHAREHOLDER REPORT

DECEMBER 31, 2025

This annual shareholder report contains important information about Destiny Tech100 Inc. for the period of January 1, 2025 to December 31, 2025. You can find additional information about the fund at d.xyz. You can also request this information by contacting us at 415-639-9966 or ir@destiny.xyz

Destiny Tech100 Inc.

Manager’s Commentary (Unaudited)

As of December 31, 2025

Dear Shareholders:

For the 12 months ended December 31, 2025, the net asset value of Destiny Tech100 Inc. (the “Fund”) increased by 209.59%. This compares to a 20.36% return for the Nasdaq Composite, a benchmark, over the same period1.

A recurring debate in 2025 focused on whether artificial intelligence’s (“AI”) economics would undermine its own momentum: cheaper models and open-source alternatives were proliferating, and compute costs were increasing faster than revenue could follow. The investment data suggested the opposite. According to J.P. Morgan, AI-related capital expenditure contributed 1.1% to U.S. gross domestic product (GDP) growth in the first half of the year, outpacing the American consumer’s contribution. Hyperscalers were projected to spend $342 billion on capital expenditures in 2025, a 62% increase from 20242. KPMG’s 2025 venture capital data shows global venture capital investments exceeding $500 billion, up from $391.9 billion in 2024, with the increase primarily driven by investments in AI businesses3. PitchBook estimates AI accounted for 65.6% of U.S. venture capital volume in 2025, compared to 47.2% in 2024 and roughly 10% a decade ago4.

This new funding environment underscores a simple truth: there are periods in each technology cycle where the narrative and the capital flows first diverge before ultimately converging. We think we are in the midst of one of these moments.

We spent 2025 investing with this perspective in mind, adding two new positions in Q3 and eight in Q4. These investments provided exposure to the following issuers: Beast Industries, Databricks, Kraken, Monzo, OpenEvidence, Redwood Materials, Shield AI, Skild AI, Vast Space, and xAI5. The list looks eclectic but there is a prevailing motif: many of these companies are building in markets where prior rules no longer apply – defense systems migrating toward software autonomy, AI replacing human judgment for high-stakes medical decisions, space transitioning from government programs to commercial territory. The cotton gin didn’t improve hand-picking. The printing press didn’t make scribes faster. These businesses are in that category. What’s changed is that the barriers which once made these companies impossible – cost, compute, regulatory precedent, proven hardware – have collapsed.

In addition to our ongoing deployment, on August 8, 2025, the Fund entered into an Open Market Sale AgreementSM with Jefferies LLC. Between October and December, we sold 8,121,853 shares for aggregate net proceeds of approximately $244.6 million. That capital has, and will continue to, help us build a portfolio that is more diversified and more directly exposed to the infrastructure of the next decade.

The work continues, and we couldn’t be more energized by it. Thank you for your trust.

Sincerely,

Sohail Prasad

____________

1       Refinitiv equity data, 2024 and 2025 Destiny Tech100 Inc. Annual Reports. Past performance is no guarantee of future results.

2       J.P. Morgan Asset Management, “Is AI already driving U.S. growth?”

3       KPMG Q4 2025 Venture Pulse Report.

4       Q4 2025 PitchBook-NVCA Venture Monitor.

5       Investment exposure to Databricks, Monzo, OpenEvidence, Shield AI, and xAI is through single-security special purpose vehicles the Fund acquired.

Destiny Tech100 Inc.

Performance and Graphical Illustrations

December 31, 2025 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2025 compared to its benchmark:

Fund/Index	One-Year	Annualized Since Inception
Destiny Tech100 Inc. - NAV	209.59%	42.62%(a)
Destiny Tech100 Inc. - Market Price	(47.96)%	153.27%(b)
Fund Benchmark
NASDAQ Composite Index (c)	20.36%	28.65%(a)

*      The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on December 31, 2025.

(a)    The Fund commenced operations on May 12, 2022. The performance is based on average annual returns.

(b)    The Fund’s shares of common stock commenced trading on NYSE on March 26, 2024. The performance is based on average annual returns.

(c)     The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Destiny Tech100 Inc.

Schedule of Investments

As of December 31, 2025

Shares/ Principal Amount ($)	Security	Acquisition Date	Cost	Fair Value
	Common Stocks at fair value 0.60%
	Financial Technology 0.60%
60,250	Chime Financial Inc. (a)	12/30/21	$5,150,748	$1,516,493
36,924	Klarna Group PLC (a)(c)	03/16/22	4,657,660	1,067,473
36,924	Klarna Group PLC Class B Shares (a)(b)(c)	09/10/25	—	—
	Total Common Stocks		9,808,408	2,583,966

	Private Investments, at fair value 51.47%
	Common Stocks 5.48%
	Education Services 0.56%
106,136	ClassDojo, Inc. (a)(b)(c)	11/19/21	3,000,018	2,440,067

	Energy Production 1.15%
114,000	Redwood Materials, Inc. (a)(b)(c)	12/26/25	5,116,320	5,016,000

	Enterprise Software 0.40%
88,885	Automation Anywhere, Inc. (a)(b)(c)	12/30/21	2,609,219	341,318
82,720	SuperHuman Platform, Inc. (a)(b)(c)	06/25/21	1,965,472	1,416,993
			4,574,691	1,758,311
	Financial Technology 3.29%
90,952	CElegans Labs, Inc. (a)(b)(c)	11/23/21	2,999,977	1,603,484
55,555	Public Holdings, Inc. (a)(b)(c)	07/22/21	999,990	364,996
8,200	Revolut Group Holdings Ltd. (a)(b)(c)	12/08/21	5,275,185	12,438,334
			9,275,152	14,406,814
	Social Media 0.07%
1,069	Discord, Inc. (a)(b)(c)	03/01/22	724,942	296,156

	Supply Chain/Logistics 0.02%
26,000	Flexport, Inc. (a)(b)(c)	03/29/22	520,000	82,420
	Total Common Stocks		23,211,123	23,999,768

	Preferred Stocks 9.70%
	Artificial Intelligence 2.28%
153,957	Skild AI, Inc. - Series C Preferred Stock (a)(b)(c)	12/18/25	10,200,019	9,999,954

	Aviation/Aerospace 2.36%
8,879	Axiom Space, Inc. Series C Preferred Stock (a)(b)(c)	01/18/23	1,499,929	1,143,082
21,517	Axiom Space, Inc. Series C-1 Preferred Stock (a)(b)(c)	12/22/21	3,179,754	2,636,693
546,093	Boom Technology, Inc. Series B-2 Preferred Stock (a)(b)(c)	12/01/25	2,000,000	1,567,287
2,493,143	Vast, Inc. - Series A Preferred Stock (a)(b)(c)	12/01/25	4,999,998	4,999,998
			11,679,681	10,347,060

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of December 31, 2025 (continued)

Shares/ Principal Amount ($)	Security	Acquisition Date	Cost	Fair Value
	Financial Technology 1.54%
176,886	Jeeves, Inc. - Series C Preferred Stock (a)(b)(c)	04/05/22	$749,997	$449,290
102,606	Payward, Inc. - Series C Preferred Stock (a)(b)(c)	09/17/25	4,999,990	6,307,191
			5,749,987	6,756,481
	Food Products 0.02%
52,000	Impossible Foods, Inc. - Series A Preferred Stock (a)(b)(c)	06/17/22	1,272,986	88,920

	Social Media 3.50%
372,578	Beast Industries Co. - Series C Preferred Stock (a)(b)(c)	10/28/25	15,299,990	14,999,990
1,311	Discord, Inc. - Series G Preferred Stock (a)(b)(c)	03/01/22	889,055	363,199
			16,189,045	15,363,189
	Total Preferred Stocks		45,091,718	42,555,604

Units
	Special Purpose Vehicles* 36.26%
	Artificial Intelligence 8.90%
11,236	DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units) (a)(b)(c)(g)	12/18/23	2,010,008	9,028,126
198,780	Snowpoint Growth 2.6, LLC (invested in X.AI Corp. Series E Preferred Stock) (a)(b)(c)(f)	12/17/25	15,397,438	14,999,939
59,448	SP21Z Opportunities LLC (invested in OpenEvidence Inc. Common Stock) (a)(b)(c)(f)	11/17/25	15,424,942	14,999,943
			32,832,388	39,028,008
	Aviation/Aerospace 20.42%
135,135	DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 96% Common unit equivalent shares and Common Stock, 3% Series E Preferred Shares, and 1% in Series C preferred shares) (a)(b)(c)(g)(i)	06/27/22	10,009,990	54,499,946
42,857	MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock) (a)(b)(c)(g)(h)	06/08/22	3,419,945	15,885,804
887	MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., 71% Series C Preferred Stock, 17% Class A Common Stock; economic exposure to 6% Class A Common Stock, 6% Series E Preferred Stock) (a)(c)(f)(j)	12/28/21	1,659,996	1,165,336
192,668	Snowpoint Growth 2.5, LLC (invested in Shield AI Inc. Series F1 Preferred Stock) (a)(b)(c)(f)	10/03/25	16,162,500	17,871,884
			31,252,431	89,422,970
	Enterprise Software 3.99%
39,474	DA-1125 Gaingels Fund II (invested in Databricks, Inc. Series L Preferred Stock) (a)(b)(c)(f)	12/11/25	7,687,562	7,500,060
52,632	MCTC Investments Holdings (Delaware) LLC (invested in Databricks, Inc. Series L Preferred Stock) (a)(b)(c)(f)	12/15/25	10,750,086	10,000,080
			18,437,648	17,500,140

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of December 31, 2025 (continued)

Units/ Shares	Security	Acquisition Date	Cost	Fair Value
	Financial Technology 2.42%
49,075	Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock) (a)(b)(c)(e)	01/10/22	$3,478,813	$2,650,541
1,540	Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock) (a)(b)(c)(e)	02/15/22	1,110,340	364,210
N/A	G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock) (a)(b)(c)(f)	03/02/22	4,130,298	1,372,833
306,480	Lemonade 18, LLC (invested in Monzo Bank Holding Group Limited F Ordinary Shares) (a)(b)(c)(f)	09/23/25	6,263,595	6,201,581
N/A	Rhenium Bolt 2021, LLC (a)(b)(c)(k)	03/08/22	1,918,173	—
			16,901,219	10,589,165
	Food Products 0.03%
N/A	Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock) (a)(b)(c)(f)	11/04/21	2,098,940	141,556

	Gaming/Entertainment 0.50%
4,946	MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock) (a)(b)(c)(f)	12/31/21	6,998,590	2,202,948
	Total Special Purpose Vehicles		108,521,216	158,884,787

	Total Private Investments		176,824,057	225,440,159

	Short-Term Investments 45.85%
	Money Market 45.85%
200,873,326	First American Treasury Obligations, Class X, 3.59% (d)	05/08/23	200,873,326	200,873,326
	Total Short-Term Investments		200,873,326	200,873,326

	Total Investments, at fair value — 97.91% (Cost $387,505,791)			$428,897,451
	Other Assets Less Liabilities 2.09%			9,146,741
	Net Assets - 100.00%			$438,044,192

	Securities by Country as a Percentage of Investments Fair Value
	United States 96.85%
	Common Stocks		$23,086,686	$13,077,927
	Preferred Stocks		45,091,718	42,555,604
	Special Purpose Vehicles		108,521,216	158,884,787
	Money Market		200,873,326	200,873,326
	Total United States		$377,572,946	$415,391,644

	United Kingdom 3.15%
	Common Stocks		9,932,845	13,505,807
	Total United Kingdom		$9,932,845	$13,505,807

*       Special Purpose Vehicles (“SPVs”) are private investment vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act of 1940, as amended, pursuant to Section 3(c)(1) or Section 3(c)(7).

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of December 31, 2025 (continued)

(a)    Non-income producing security.

(b)    Level 3 securities fair valued using significant unobservable inputs.

(c)     Restricted investments as to resale.

(d)    Rate disclosed is the seven-day effective yield as of December 31, 2025.

(e)    Investment is an SPV that holds multiple forward agreements that represent common shares of the indicated portfolio company. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The aggregate total of the forward contracts for each SPV represents less than 5% of the Fund’s net assets.

(f)     The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(g)    The Fund has a direct investment in an SPV which has economic exposure to an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure. The SPV has invested through one or more underlying SPVs.

(h)    The SPV has invested through one underlying SPV, resulting in the related economic exposure to the Fund.

(i)     The SPV has invested through multiple underlying SPVs, some of which have more than one layer, resulting in the related economic exposure to the Fund.

(j)     Valued using net asset value as a practical expedient.

(k)    During the year ended December 31, 2024, the SPV disposed of the underlying asset. As of December 31, 2025, the SPV does not hold any underlying assets.

LLC - Limited Liability Company

Ltd. - Limited

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Assets and Liabilities

As of December 31, 2025

Assets
Investments, at fair value (Cost – $387,505,791)	$428,897,451
Cash and cash equivalents	4,397,034
Interest receivable	432,843
Deferred Offering Cost (see Note 2)	520,742
Receivable for fund shares sold	7,031,624
Prepaid expenses	87,629
Other receivable	84
Total Assets	441,367,407

Liabilities
Management fees payable	1,891,641
Professional fees payable	687,752
Investments purchased payable	487,822
Valuation fees payable	153,000
Fund administration fees payable	48,000
Printing fees payable	42,573
Transfer agent fees payable	7,496
Custody fees payable	1,300
Other fees payable	3,631
Total Liabilities	3,323,215
Commitments and contingencies (Note 6)
Net Assets	$438,044,192

Net Assets Consist Of:
Paid-in-capital (500,000,000 common shares authorized, $0.00001 par value)	403,804,258
Total distributable earnings/(loss)	34,239,934
Net Assets applicable to Common Shareholders	$438,044,192

Net Asset Value Per Share
Net Assets applicable to Common Shareholders	$438,044,192
Common Shares of beneficial interest outstanding, at $0.00001 par value; 500,000,000 shares authorized, 21,976,305 shares issued and outstanding	21,976,305
Net Asset Value Per Share applicable to Common Shareholders	$19.93

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Operations

For the Year Ended December 31, 2025

Investment Income
Dividend income	$1,149,610
Total Investment Income/(Loss)	1,149,610

Expenses
Management fees (see Note 5)	3,525,027
Audit and tax fees	1,240,905
Legal fees	1,127,249
Board of Directors fees	347,717
Valuation fees	312,366
Consulting fees	255,555
Chief compliance and principal financial officer fees	156,411
Printing and mailing expense	142,469
Fund administration fees	129,230
Transfer agent fees	21,049
Custody fees	7,458
Other expenses	69,222
Total Expenses	7,334,658

Net Investment Income/(Loss)	(6,185,048)

Realized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	(3,980,655)

Change in Unrealized Appreciation/(Depreciation) on Investments
Net change in unrealized appreciation/(depreciation) on investments	54,397,749

Net Realized and Unrealized Gain/(Loss)	50,417,094

Net Increase in Net Assets from Operations	$44,232,046

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Operations
Net investment gain/(loss)	$(6,185,048)	$(3,678,155)
Net realized gain/(loss) on investments	(3,980,655)	8
Net change in unrealized appreciation/(depreciation) on investments	54,397,749	21,104,520
Net increase/(decrease) in net assets resulting from operations	44,232,046	17,426,373

Capital Share Transactions
Capital contributions from at-the-market share issuances, net of commissions and offering costs	323,762,240	—
Increase/(decrease) in net assets from capital share transactions	323,762,240	—

Total increase/(decrease) in net assets	367,994,286	17,426,373

Net Assets
Beginning of period	70,049,906	52,623,533
End of period	$438,044,192	$70,049,906

Capital Share Activity
Shares issued from at-the-market share issuances	11,096,400	—
Net increase/(decrease) in shares outstanding	11,096,400	—
Shares outstanding, beginning of period	10,879,905	10,879,905
Shares outstanding, end of period	21,976,305	10,879,905

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Cash Flows

For the Year Ended December 31, 2025

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 44,232,046
Adjustments to reconcile net gain to net cash provided by operating activities:
Change in realized (gain)/loss on investments	3,980,655
Net change in unrealized appreciation/(depreciation) on investments	(54,397,749)
Purchase of investments	(394,085,369)
Sale of investments	86,510,077
Changes in operating assets and liabilities:
Increase in interest receivable	(432,843)
Increase in receivable for fund shares sold	(7,031,624)
Decrease in prepaid expenses	61,711
Decrease in other receivable	8,288
Increase in management fee payable	1,112,618
Increase in professional fees payable	406,365
Increase in investments purchased payable	487,822
Decrease in valuation fees payable	(34,754)
Increase in fund administration fees payable	17,912
Increase in printing fees payable	42,573
Increase in transfer agent fees payable	1,744
Decrease in custody fees payable	(1,280)
Decrease in other fees payable	(10,369)
Decrease in amounts due to Organizer	(59,852)
Net cash used in operating activities	(319,192,029)

Cash used in investing activities	—

Cash Flows from Financing Activities
Deferred offering costs paid	(426,312)
Proceeds from issuance of shares of Common Stock from at-the-market share issuances, net of commissions	324,015,375
Net cash provided by financing activities	323,589,063

Net Increase in cash	4,397,034
Cash, beginning of period	—

Cash, end of period	$ 4,397,034

Supplemental Non-cash Activities
Operating Activities
Purchase of investments	$ (1,965,472)
Sale of investments	$ 1,965,472
Financing Activities
Deferred offering costs amortized to paid-in-capital	$ 253,135
Total Non-cash Activities	$ 253,135

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Financial Highlights

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022(1)(2)
Net Asset Value, Beginning of Period	$6.44	$4.84		$5.22	$(1.60)

Income from Investment Operations
Net investment income/(loss) (3)	(0.50)	(0.34)		(0.26)	(0.27)
Net realized and unrealized gain/(loss) on investments (3)	4.04	1.94		(0.44)	(0.28)
Change in unrealized fair value of warrants (see Note 4)	—	—		0.32	0.13
Change in unrealized fair value on SAFE note liabilities	—	—		—	0.06
Total increase/(decrease) in net assets resulting from operations	3.54	1.60		(0.38)	(0.36)

Capital Share Transactions
Impact of at-the-market offering	9.95	—		—	—
Effect of shares issued from SAFE note conversion to Common Shares	—	—		—	7.18
Increase/(Decrease) in Net Asset Value	13.49	1.60		(0.38)	6.82
Net Asset Value, End of Period	$19.93	$6.44		$4.84	$5.22

Total Return on Net Asset Value (4)	209.59%	33.12%		(7.29)%	426.08	%(5)
Total Return on Market Value	(47.96)%	613.45	%(6)	—	—

Supplemental Data and Ratios
Net assets attributable to common shares, end of period (000s)	$438,044	$70,050		$52,624	$56,764
Ratio of expenses to average net assets (7)	4.53%	6.28%		5.92%	5.13%
Ratio of net investment income/(loss) to average net assets (7)	(3.82)%	(6.31)%		(5.25)%	(4.82)%
Portfolio turnover rate (8)	5.71%	0.00%		0.09%	0.24%

(1)    The Fund commenced operations on January 25, 2021. For the period from January 25, 2021 to May 11, 2022, Destiny XYZ Inc. (the “Organizer”) was the sole owner of the Fund’s 2,500,000 shares of common stock. Financial Highlights were not presented for the Fund for the 2021 period.

(2)    On May 11, 2022, each Simple Agreement for Future Equity (“SAFE”) holder received a number of shares of common stock from the Fund equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion (see Note 4) and the reverse stock split, the Fund had 10,879,905 shares of common stock issued and outstanding.

(3)    Calculated using the average shares method.

(4)    Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or the sale of Fund shares. Returns for periods less than a year are not annualized.

(5)    Total Return on Net Asset Value was calculated using the absolute value of the initial net asset value due to a negative net asset value as of January 1, 2022. Total Return on Net Asset Value was calculated for shareholders owning shares for the entire period and does not represent the return for holders of SAFE notes that converted to common stock during the year ended December 31, 2022.

(6)    The Fund’s shares of common stock commenced trading on NYSE on March 26, 2024 at $8.25 per share. Total Return on Market Value was based on the period from March 26, 2024 to December 31, 2024.

(7)    Annualized ratios do not include expenses of underlying private investments in which the Fund invests.

(8)    Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Notes to Financial Statements

December 31, 2025

(1)  Organization

Destiny Tech100 Inc. (the “Fund”) was formed on November 18, 2020, as a Maryland corporation and commenced operations on January 25, 2021. On May 13, 2022, the Fund registered with the Securities and Exchange Commission (“SEC”) as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on March 26, 2024 under the ticker symbol “DXYZ.”

Destiny Advisors LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund. The Adviser is responsible for the overall management and affairs of the Fund and has full discretion to invest the assets of the Fund in a manner consistent with the Fund’s investment objective.

The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities, either directly or through special purpose vehicles (“SPVs”), of companies principally engaged in the technology sector. Equity-linked securities are debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide the Fund with economic exposure to the equity securities of such issuer. The Fund will invest principally in the equity and equity-linked securities of what it believes to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. The Fund may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria. The Fund concentrates its investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. The Fund intends to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year ended December 31, 2023. No assurance can be provided that the Fund will qualify as a RIC for any taxable year.

The Adviser is a wholly-owned subsidiary of Destiny LLC (the “Organizer”). The Organizer manages and controls the Adviser.

The Fund’s board of directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the directors of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

(2)  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. All accounts are stated in U.S. dollars unless otherwise noted. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

During the period ended December 31, 2024, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). In accordance with ASU 2023-07, the Fund’s President acts as the Fund’s chief operating decision maker (CODM). The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and this financial information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

(a)   Investments

Investments in securities may include investments in SPVs, which are private investment vehicles formed to invest in a particular portfolio company that rely on an exemption from the 1940 Act pursuant to Section 3(c)(1) or Section 3(c)(7). These investments are recorded on the trade date, which is the date on which the Fund agrees to purchase or sell the securities. Costs incurred upon entering into SPV investments, are included in the cost basis of the investment.

The Fund may invest in SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The Fund does not have information as to the identities of these shareholders; however, counterparty risk is mitigated by the fact that there are different individual counterparties on the opposite side of each forward contract.

The Fund may directly invest in forward contracts that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of their securities of the potential portfolio company upon transferability or other removal of transfer restrictions. This may involve counterparty promises of future performance, including, among other things, transferring shares to the Fund in the future, paying costs and fees associated with maintaining and transferring the shares, not otherwise transferring or encumbering the shares, and participating in further acts required of shareholders by the potential portfolio company and the counterparty’s agreement with the Fund. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the Fund’s performance. The Fund’s ability and right to enforce transfer and payment obligations and other obligations against counterparties could be limited by acts of fraud or breach by the counterparties, operation of law, or actions of third parties. Measures the Fund takes to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact. As of December 31, 2025, the Fund did not have insurance policies related to its investments in forward contracts.

The organizer of each SPV holding forward contracts may carry an insurance policy at their own expense to protect the SPV against certain insured risks with respect to the forward contracts. Insured risks include (i) an intentional attempt by a shareholder to deceive the organizer or the SPV or a failure to honor an obligation under, or refusal to settle, an obligation to the SPV; (ii) certain events of bankruptcy; and (iii) in the case of death of a shareholder, the refusal of the shareholder’s heirs, beneficiary, or estate to honor the obligation.

In cases where the Fund purchases a forward contract through a secondary marketplace or SPV, it may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty. In such cases, the Fund will not be a direct beneficiary of the portfolio company’s securities or related instruments. Instead, it would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Through its ownership of DXYZ OAI I LLC, the Fund holds economic exposure to Profit Participation Units (“PPUs”) in Open AI Global LLC, which are financial instruments that entitle the Fund to a contractual right to participate in the portfolio company’s future profits. The ownership of PPUs does not represent an equity ownership in the portfolio company. In addition, PPUs do not grant any voting rights or influence over portfolio company management.

Realized gains or losses on dispositions of investments represent the difference between the original cost of the investment, based on the specific identification method, and the proceeds received from the sale. The Fund applies a fair value accounting policy to its investments with changes in unrealized gains and losses recognized in the statement of operations as a component of net change in unrealized gain (loss).

(b)   SPV Presentation

The Schedule of Investments in these financial statements reflects the name of the SPV in which each investment was made, along with the underlying issuer and economic exposure in parentheses.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

(c)   Income Taxes

The Fund intends to be treated, and continue to qualify annually, as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes sufficient net taxable income and realized gains each year. The Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of December 31.

(d)   Cash and Cash Equivalents

Cash and cash equivalents include U.S. dollar deposits held at financial institutions that may exceed federally insured limits. The Fund is subject to credit risk to the extent such institutions are unable to meet their obligations.

(e)   Income and Expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred.

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal of the investment on the respective interest payment dates, rather than being paid in cash, and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income. As of December 31, 2025, none of the Fund’s investments provide for contractual PIK interest.

The Fund incurs costs associated with the sale of shares as part of its at-the-market offering (“ATM Offering”) (see Note 4). These costs are recorded as Deferred Offering Costs on the Statement of Assets and Liabilities. As shares are sold pursuant to the Fund’s ATM Offering, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the offering period will be charged to expense. As of December 31, 2025, the Fund incurred a total of $773,876 of deferred offering costs of which $520,742 remain and are reflected on the Statement of Assets and Liabilities.

(f)   Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported in the financial statements. Because of the uncertainties associated with estimation, actual results could differ from those estimates used in preparing the accompanying financial statements.

(g)   Concentrations of Credit Risk

Financial instruments which potentially expose the Fund to concentrations of credit risk consist of cash and cash equivalents. The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally- insured limits.

(h)   Risks and Uncertainties

All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risk that values will fluctuate as a result of changing expectations for the economy and individual investors.

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

withdraw its investment or limit the amount an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of a Fund investment at a time or at an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk - Many of the Fund’s investments will be in U.S. private companies in the technology sector and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of December 31, 2025, approximately 23.26% of the Fund’s investment portfolio is invested in private technology companies in the aviation/aerospace industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

General SPV Risks

The Fund’s investments in SPVs will typically require the Fund to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if the Fund invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with the Fund or the Adviser and the Fund will typically be one of many investors in the SPV, in purchasing an SPV interest, the Fund entrusts all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, the Fund would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which the Fund invests may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent the Fund seeks to reduce or sell its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that the Fund may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were the Fund to hold such securities directly. Finally, as investors in an SPV, the Fund owns interests in the SPV and has no ownership rights to the underlying securities. These characteristics present additional risks for shareholders. Individual SPVs that the Fund invests in may have different terms and structures, which may present unique risks and result in different fee levels.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

(i)    Restricted securities

Restricted securities are securities of privately-held companies that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Adviser. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Adviser. As of December 31, 2025, there is no expected date for such restrictions to be removed for the Fund’s restricted securities.

Additional information on each restricted investment held by the Fund on December 31, 2025 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
Automation Anywhere, Inc.	12/30/21	$2,609,219	$341,318	0.08%
Axiom Space, Inc. Series C Preferred Stock	01/18/23	1,499,929	1,143,082	0.26%
Axiom Space, Inc. Series C-1 Preferred Stock	12/22/21	3,179,754	2,636,693	0.60%
Beast Industries Co. - Series C Preferred Stock	10/28/25	15,299,990	14,999,990	3.42%
Boom Technology, Inc. Series B-2 Preferred Stock	12/01/25	2,000,000	1,567,287	0.36%
CElegans Labs, Inc.	11/23/21	2,999,977	1,603,484	0.37%
Chime Financial Inc.	12/30/21	5,150,748	1,516,493	0.35%
ClassDojo, Inc.	11/19/21	3,000,018	2,440,067	0.56%
DA-1125 Gaingels Fund II (invested in Databricks, Inc. Series L Preferred Stock)	12/11/25	7,687,562	7,500,060	1.71%
Discord, Inc.	03/01/22	724,942	296,156	0.07%
Discord, Inc. - Series G Preferred Stock	03/01/22	889,055	363,199	0.08%
DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units)	12/18/23	2,010,008	9,028,126	2.06%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 96% Common unit equivalent shares and Common Stock, 3% Series E Preferred Shares, and 1% in Series C preferred shares)	06/27/22	10,009,990	54,499,946	12.44%
Flexport, Inc.	03/29/22	520,000	82,420	0.02%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	01/10/22	3,478,813	2,650,541	0.61%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	02/15/22	1,110,340	364,210	0.08%
G Squared Special Situations Fund, LLC – Series H-1 (invested in Brex, Inc., Common Stock)	03/02/22	4,130,298	1,372,833	0.31%
Impossible Foods, Inc. - Series A Preferred Stock	06/17/22	1,272,986	88,920	0.02%
Jeeves, Inc. - Series C Preferred Stock	04/05/22	749,997	449,290	0.10%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	11/04/21	2,098,940	141,556	0.03%
Klarna Group PLC	03/16/22	4,657,660	1,067,473	0.24%
Klarna Group PLC Class B Shares	09/10/25	—	—	0.00%
Lemonade 18, LLC (invested in Monzo Bank Holding Group Limited F Ordinary Shares)	09/23/25	6,263,595	6,201,581	1.42%
MCTC Investments Holdings (Delaware) LLC (invested in Databricks, Inc. Series L Preferred Stock)	12/15/25	10,750,086	10,000,080	2.28%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., 71% Series C Preferred Stock, 17% Class A Common Stock; economic exposure to 6% Class A Common Stock, 6% Series E Preferred Stock)	12/28/21	$1,659,996	$1,165,336	0.27%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	06/08/22	3,419,945	15,885,804	3.63%
MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	12/31/21	6,998,590	2,202,948	0.50%
Payward, Inc. - Series C Preferred Stock	09/17/25	4,999,990	6,307,191	1.44%
Public Holdings, Inc.	07/22/21	999,990	364,996	0.08%
Redwood Materials, Inc.	12/26/25	5,116,320	5,016,000	1.15%
Revolut Group Holdings Ltd.	12/08/21	5,275,185	12,438,334	2.84%
Rhenium Bolt 2021, LLC	03/08/22	1,918,173	—	0.00%
Skild AI, Inc. - Series C Preferred Stock	12/18/25	10,200,019	9,999,954	2.28%
Snowpoint Growth 2.5, LLC (invested in Shield AI Inc. Series F1 Preferred Stock)	10/03/25	16,162,500	17,871,884	4.08%
Snowpoint Growth 2.6, LLC (invested in X.AI Corp. Series E Preferred Stock)	12/17/25	15,397,438	14,999,939	3.42%
SP21Z Opportunities LLC (invested in OpenEvidence Inc. Common Stock)	11/17/25	15,424,942	14,999,943	3.42%
SuperHuman Platform, Inc.	06/25/21	1,965,472	1,416,993	0.32%
Vast, Inc. - Series A Preferred Stock	12/01/25	4,999,998	4,999,998	1.14%
Total Investments		$186,632,465	$228,024,125	52.04%

(3)  Fair Value Measurements

The Fund’s Fair Valuation Procedures incorporate the principles found in Rule 2a-5 of the 1940 Act (“Rule 2a-5”) in conjunction with ASC Topic 820, Fair Value Measurement (“ASC 820”) issued by the FASB. Rule 2a-5 was created to address valuation practices with respect to the investments of a registered investment company and the oversight role performed by the Board in the valuation process. The Board has appointed the Adviser to serve as the “Valuation Designee” to perform fair value determinations.

ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, yield curves, implied volatilities, credit spreads, and market-collaborated inputs.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available, which may include the Fund’s own data.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

Investments in publicly traded securities are generally carried at the closing price on the last trading day of the reporting period, while private investments are carried at fair value, estimated using applicable methodologies or are valued at their net asset value (“NAV”) as a practical expedient. In instances where a public or private real estate market transaction is not sufficiently similar to the investment being valued, alternative valuation methodologies shall be utilized. The determined fair value may be discounted even further on account of factors including but not limited to capital and risk structure, restrictions on resale, and ownership structure.

The Fund is registered under the 1940 Act. The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s statement of operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the statement of operations.

Certain private fund investments are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity), as a practical expedient of fair value, and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment represents the amount that the Fund could reasonably expect to receive from the investment if the Fund’s investment is liquidated at the measurement date based on NAV. Certain private fund investments where the Fund is measuring the fair value using NAV as a practical expedient may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw.

Investments in private financial instruments or securities for which no readily available pricing is available may be valued by an independent reputable third-party service provider on a quarterly basis or as needed. This includes securities for which the use of NAV as a practical expedient is permitted under U.S. GAAP because their value is not based on unadjusted quoted prices. In conjunction with input from the independent third-party valuation agent, the Adviser, as the Valuation Designee, shall value each Level 3 Investment on a quarterly basis.

The methods commonly used by investment companies to develop indications of value for an asset are the Income and Market Approaches. Each valuation technique is detailed in ASC 820.

The Income Approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques, option-pricing models, such as the Black-Scholes- Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques.

The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). For example, valuation techniques consistent with the market approach often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering factors specific to the measurement (qualitative and quantitative).

At various times, the Fund invests in SPVs and similar structures to gain exposure to securities of a single private issuer. The SPVs may hold forward contracts that represent the right to acquire common shares, common stock, preferred stock, profit participation units, an underlying SPV, or other investments. A third-party valuation agent will be engaged to determine the fair market value of the SPVs, taking the following into account: SPV financial statements, observed market indications, carry fees, parity of SPV shares to underlying investment shares, forward contract credit risk, value of underlying investment(s) held by SPVs, and other relevant factors. The SPVs may incur a tax liability associated with distributions made by underlying portfolio investments. If an SPV charges management fees, those fees will be taken into consideration when determining the fair value of the SPV.

Investments in SPVs are generally categorized as Level 3 in the fair value hierarchy. Investment in SPVs that have yet to purchase the underlying securities are held at cost and are categorized as Level 3 in the fair value hierarchy. Such SPVs may provide an updated NAV or its equivalent on a quarterly basis. The Fund’s fair valuation committee meets frequently to discuss the fair valuation methodology and will adjust the value of an investment when appropriate.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

As of December 31, 2025, the Fund’s investments were categorized as follows in the fair value hierarchy:

Assets

Investment	Level 1	Level 2	Level 3	Practical Expedient	Total
Common Stocks	$2,583,966	$—	$23,999,768	$—	$26,583,734
Convertible Notes	—	—	—	—	—
Preferred Stocks	—	—	42,555,604	—	42,555,604
Special Purpose Vehicles (a)	—	—	157,719,451	1,165,336	158,884,787
Money Market	200,873,326	—	—	—	200,873,326
Total	$203,457,292	$—	$224,274,823	$1,165,336	$428,897,451

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows: Transfers between levels of the fair value hierarchy are recognized at the end of the reporting period.

Assets

Investment	Balance as of December 31, 2024	Purchase of Investments	Proceeds from Sale of Investments	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Note Converted to Stock	Change in Asset Type	Transfers out of Level 3	Balance as of December 31, 2025	Net Change in Unrealized Appreciation (Depreciation) on Investments Still Held at December 31, 2025
Common Stocks	$12,619,516	$7,081,792	$(1,965,472)	$(1,034,524)	$8,356,892	$—	$1,525,530	$(2,583,966)	$23,999,768	$6,441,606
Convertible Notes	950,000	—	—	—	617,287	(1,567,287)	—	—	—	—
Preferred Stocks	6,980,633	35,499,998	—	—	33,216	1,567,287	(1,525,530)	—	42,555,604	(399,496)
Special Purpose Vehicles (a)	47,014,562	71,687,913	(2,021,383)	1,402,765	40,800,930	—	—	(1,165,336)	157,719,451	41,822,458
Total	$67,564,711	$114,269,703	$(3,986,855)	$368,241	$49,808,325	$—	$—	$(3,749,302)	$224,274,823	$47,864,568

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

The following table summarizes the quantitative inputs and assumptions used for investments classified as Level 3 of the fair value hierarchy as of December 31, 2025:

Level 3 Investments	Fair Value as of December 31, 2025	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Assets
Common Stocks	$341,318	Market Approach	Volume Weighted Average Transaction Prices	$2.00-$4.25/($3.84)
	$1,968,480	Market Approach	Recent Transaction Price	$6.57-$17.63/(N/A)
	$296,156	Market Approach	Volume Weighted Average Transaction and Index Prices	$270.00-$286.00/ ($277.04)
	$1,416,993	Market Approach	Index Price	$17.13
	$2,522,487	Market Approach	Average of Broker Quotes	$3.00-$22.99/ (13.08)
	$5,016,000	Cost	Investment Cost	N/A
	$12,438,334	Market Approach	Recent Transaction Price and Index Prices	$1,442.37-$1,591.38/ ($1,516.87)

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

Level 3 Investments	Fair Value as of December 31, 2025	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Preferred Stocks	$6,756,481	Market Approach	Recent Transaction Price	$2.54-$61.47/(N/A)
	$29,999,942	Cost	Investment Cost	N/A
	$3,779,775	Hybrid Method	Hybrid Method	N/A
	$1,567,287	Option Pricing Method	Option Pricing Method	N/A
	$452,119	Market Approach	Volume Weighted Average Transaction and Index Prices	$1.70-$286.00/ ($139.61)
Special Purpose Vehicles (a)	$1,514,389	Market Approach	Volume Weighted Average Transaction and Index Prices	$1.70-$12.10/ ($6.79)
	$53,701,603	Cost	Investment Cost	N/A
	$72,588,698	Market Approach	Volume Weighted Average Transaction Prices, Index Prices, and Recent Transaction Price	$389.39-$450.00/ ($424.65)
	$9,028,126	Market Approach	Average of Broker Quotes	$723.00-$884.00/ ($803.50)
	$17,871,884	Market Approach	Average of Index Prices and Broker Quotes	$82.52-$100.00/ ($92.76)
	$364,210	Market Approach	Recent Transaction Price and Broker Quotes	$203.50-$262.00/ ($236.50)
	$2,650,541	Market Approach	Index Price	$54.01
Total	$224,274,823

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(4)  Capital Transactions

On January 25, 2021, the Organizer purchased 2,500,000 shares of the Fund’s common stock, par value $0.00001, for $25,000.

In January 2021, the Fund commenced a private offering (the “Private Offering”) of Simple Agreements for Future Equity (“SAFEs”) pursuant to Rule 506(b) under the Securities Act of 1933, as amended, to a limited number of qualified purchasers, as such term is defined under Section 2(a)(51)(A) of the 1940 Act.

The purchasers of SAFEs are referred to as “SAFE Investors.” As additional consideration of a SAFE Investor’s purchase of the SAFE, each SAFE Investor was granted a warrant (“Warrant”) to purchase the number of shares of the Fund’s common stock equal to the purchase amount of the SAFE divided by $10.00 per share.

Immediately prior to the SAFE Conversion (defined below), and in accordance with the terms of the SAFE agreement between the SAFE Investors and the Fund (the “Safe Agreement”), the Fund performed a reverse stock split of shares of the common stock to ensure that a sufficient amount of shares of the common stock not owned by the Organizer would be outstanding after the SAFE Conversion.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

On April 27, 2022, the Fund obtained approval from a majority of the SAFE holders to amend the SAFE Agreement to provide for a mandatory conversion of the SAFEs to shares of the Fund’s common stock at a conversion price of $10.00 per share (the “SAFE Conversion”). On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund had 10,879,905 shares of common stock issued and outstanding.

The Fund’s common shares were listed for trading on the NYSE on March 26, 2024.

Warrants

As additional consideration in connection with the Private Offering, the Fund issued Warrants to SAFE Investors so that SAFE Investors could purchase additional shares of the Fund’s common stock at a purchase price of $11.50 per Warrant Share, subject to certain adjustments set forth in the SAFE Agreement.

Pursuant to the terms of the Warrant agreement between the SAFE Investors and the Fund, the Warrants had an expiration date of January 1, 2026. However, it was later determined that, pursuant to Section 18 of the 1940 Act, the Warrants expired 120 days following the Fund’s registration as an investment company on May 13, 2022.

At-the-Market Offering

On April 16, 2024, the Fund filed its initial shelf registration statement (File No. 333-278734) with the SEC to register an additional $1,000,000,000 of shares of the Fund’s common stock. On July 15, 2025, the Fund’s shelf registration statement was declared effective by the SEC. On August 8, 2025, the Fund entered into the Open Market Sales AgreementSM (the “Sales Agreement”) with Jefferies LLC (“Jefferies”) for the ATM Offering. Sales of common stock under the Sales Agreement are made pursuant to the shelf registration statement and the related prospectus supplements, which outline the terms of the offering. Jefferies acts as the Fund’s sales agent on a commercially reasonable efforts basis, consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NYSE. There is no specific date on which the ATM Offering will end, there are no minimum sale requirements and there are no arrangements to place any of the proceeds of the ATM Offering in an escrow, trust or similar account. Jefferies is entitled to compensation at a fixed commission rate of up to 3.0% of the gross proceeds from the sale of the Fund’s common stock pursuant to the Sales Agreement.

As of December 31, 2025, the Fund sold a total of 11,096,400 shares of common stock at a weighted average price of $29.48 per share under the Sales Agreement. The proceeds as a result of these sales of common stock were $324,015,375 after deducting commissions.

(5)  Agreements and Related Party Transactions

(a)   Management Fee

On April 29, 2022, the Fund and the Adviser entered into an investment advisory agreement (the “Advisory Agreement”), whereby the Adviser would receive a base management fee in the amount of 2.00% per annum on the first business day of each month prior to the public listing of the Fund’s shares of common stock (the “Original Base Management Fee”). The Original Base Management Fee was calculated based on the average value of the Fund’s invested capital. The term “invested capital” refers to the amount of capital contributed by investors in the Private Offering. Under the Advisory Agreement, upon the listing of the Fund’s shares of common stock on a national securities exchange, the Adviser would receive a base management fee, payable quarterly in arrears, in an amount equal to 0.625% per quarter (2.50% annualized) of the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters (the “Revised Base Management Fee”). For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. The Fund’s shares began trading on the NYSE on March 26, 2024 and, therefore, beginning on March 26, 2024, the Adviser began receiving the Revised Base Management Fee. For the year ended December 31, 2025, the Fund incurred $3,525,027 of management fees.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

(b)  Management fees incurred by SPVs

The Fund invests in SPVs that charge management fees in connection with the Fund’s investment.

SPV Name	Ongoing Management Fees(a)	Carried Interest/ Incentive Fees(b)
DA-1125 Gaingels Fund II (invested in Databricks, Inc. Series L Preferred Stock)	0%	0%
DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units)	0%	0%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 96% Common unit equivalent shares and Common Stock, 3% Series E Preferred Shares, and 1% in Series C preferred shares)	0%	0%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	0%	0%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	0%	0%
G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock)	0%	0%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	0%	20%
Lemonade 18, LLC (invested in Monzo Bank Holding Group Limited F Ordinary Shares)	0%	0%
MCTC Investments Holdings (Delaware) LLC (invested in Databricks, Inc. Series L Preferred Stock)	0%	0%
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., 71% Series C Preferred Stock, 17% Class A Common Stock; economic exposure to 6% Class A Common Stock, 6% Series E Preferred Stock)	0%	0%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	0%	10%
MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	0%	0%
Rhenium Bolt 2021, LLC (invested in Bolt Financial, Inc.)	0%	0%
Snowpoint Growth 2.5, LLC (invested in Shield AI Inc. Series F1 Preferred Stock)	0%	0%
Snowpoint Growth 2.6, LLC (invested in X.AI Corp. Series E Preferred Stock)	0%	0%
SP21Z Opportunities LLC (invested in OpenEvidence Inc. Common Stock)	0%	0%

(a)     The effect of management and/or other fees have been considered in the fair value of the SPVs. Any upfront broker or management fees are included in the cost of purchase.

(b)     The effect of future carried interest has been considered in the market value of the SPVs.

(c)   Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services, serves as the administrator to the Fund (the “Administrator”). Under a fund administration servicing agreement (the “Fund Administration Servicing Agreement”) and a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”) by and among the Fund, the Adviser and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the NAV of the Fund’s shares and generally managing the administrative affairs of the Fund. Under the Fund Administration Servicing Agreement, the Administrator is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund. For the year ended December 31, 2025, the Fund incurred $129,230 in administration fees.

(d)   Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (“USBGFS”) serves as the Fund’s dividend paying agent, transfer agent and registrar. Under a transfer agency services agreement, USBFS is paid transfer agent fees, computed and payable monthly at an annual rate based on the transactions processed. For the year ended December 31, 2025, the Fund incurred $21,049 in transfer agent fees.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the Fund’s portfolio. For the year ended December 31, 2025, the Fund incurred $7,458 in custody fees.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. For the year ended December 31, 2025, the Fund incurred $156,411 in chief compliance officer and principal financial officer fees.

(e)   Affiliated Partners

As of December 31, 2025, the parent of the Adviser, an affiliate of the Fund, owned 3.24% of the Fund’s shares.

(6)  Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into the investments. As of December 31, 2025, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

(7)  Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2025, amounted to $114,267,848 and $6,057,358, respectively. During the year, a significant portion of proceeds from the Fund’s at-the-market share issuance program was temporarily invested in short-term investments, including a money market fund, pending deployment into longer-term investments. Transactions in these short-term investments are reflected in the Statement of Cash Flows but are excluded from the investment transaction amounts disclosed in this note.

(8)  Tax

The Fund has selected a tax year end of December 31. The Fund has elected to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

There were no distributions for the period ended December 31, 2025.

The Fund did not elect to be treated as a RIC for the year ended December 31, 2022 since the Fund operated privately for the first four months and, therefore, was ineligible to make the RIC election. The Fund elected to be treated as a RIC for the first time for the year ended December 31, 2023. The Fund later identified a potential non-compliance issue with the 25% diversification test for RIC eligibility imposed by Section 851 of the Code, as the Fund’s investments in certain SPVs that have economic exposure to the securities of Space Exploration Technologies Corp. (“SpaceX”) comprised approximately 25.9% of the Fund’s total assets as of March 31, 2023.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

Management, in consultation with the Fund’s tax and legal advisors, identified and implemented remediation measures to ensure compliance with the 25% diversification test. These implemented measures included capital raised pursuant to the Fund’s at-the-market offering as well as the disposition of securities held. As of September 30, 2025, the Fund remediated its non-compliance with the RIC diversification tests imposed by Section 851 of the Code.

The Fund records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions as of and through December 31, 2025.

Management identified a difference in the prior year’s financial statements related to the components of the Fund’s net assets which was immaterial to the financial statements taken as a whole. As a result, we have increased the beginning Paid-in-capital and increased the Total accumulated deficit by $4,173,621 as of December 31, 2024.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of dividends paid to shareholders during the tax years ended in 2025 and 2024, as noted below, was as follows:

	2025	2024
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2025 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Paid-in-capital	Total distributable earnings/(loss)
($6,362,925)	$ 6,362,925

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include nondeductible federal excise taxes and net operating losses, among other items. Separately, temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes which will reverse at some time in the future.

The following information is provided on a tax basis as of December 31, 2025:

Cost of investments	$385,123,140
Unrealized appreciation	76,536,317
Unrealized depreciation	(32,762,006)
Net unrealized appreciation/(depreciation)	43,774,311
Undistributed ordinary income	—
Undistributed long term gains	—
Capital loss carryforwards	(5,898,810)
Other temporary differences	(3,635,567)
Total distributable earnings/(loss)	$34,239,934

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

December 31, 2025

As of December 31, 2022, the Fund had a net operating loss carryforward for federal income tax purposes of $3,588,375. This net operating loss may be carried forward indefinitely but would not be useable to offset income in taxable years in which the Fund qualifies as a RIC. This net operating loss may also be subject to limitations under Section 382 of the Code.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended December 31, 2025, we had capital loss carryforwards of $5,898,810, available for use in later tax years. While the Fund’s ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Fund’s capital loss carryforwards may become permanently unavailable due to limitations by the Code. The Fund has $0 of short-term capital loss carryforwards and $5,898,810 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The Fund’s tax returns are subject to examination by the tax authorities in the United States until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states.

(9)   Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Fund as of the specified effective date.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) (“ASU 2023-09”), which updates income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. ASU 2023-09 is effective for public business entities for annual reporting periods beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted the aforementioned guidance and it did not have a material impact on the Fund.

(10)Going Concern Considerations

During the period ending December 31, 2024, there were indicators of substantial doubt about the Fund’s ability to continue as a going concern. Management effectively executed its plans to mitigate the Fund’s ability to continue as a going concern and as of December 31, 2025, there are no indicators of substantial doubt about the Fund’s ability to continue as a going concern. The remediation efforts continue to be in effect and management plans to keep cash or cash equivalents of at least 5% of total assets for future coverage.

(11)Subsequent Events

Management, on behalf of the Fund, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no subsequent events require disclosure and/or adjustment to the financial statements.

Destiny Tech100 Inc.

KPMG LLP Suite 4000 1735 Market Street Philadelphia, PA 19103-7501

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Destiny Tech100 Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Destiny Tech100 Inc. (the Fund), including the schedule of investments, as of December 31, 2025, the related statements of operations, changes in net assets and cash flows for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended December 31, 2025, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended December 31, 2024, and the financial highlights for the years ended December 31, 2024, 2023, and 2022 were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and those financials highlights in their report dated March 25, 2025.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and issuers of securities; when replies were not received from issuers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

Philadelphia, Pennsylvania

March 5, 2026

Destiny Tech100 Inc.

Additional Information (Unaudited)

Change in Independent Registered Public Accounting Firm

On September 8, 2025, the Audit Committee of Destiny Tech100 Inc. (the “Fund” or “registrant”), selected and appointed and recommended KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025, in replacement of Marcum LLP (“Marcum”) which served previously as the independent registered public accounting firm for the Fund.

Marcum’s reports on the Fund’s financial statements for either of the past two fiscal years, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years of the Fund ended December 31, 2023 and December 31, 2024, and the subsequent interim period through September 8, 2025, (i) there were no disagreements between the Fund and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the two most recent fiscal years of the Fund ended December 31, 2023 and December 31, 2024, and during the subsequent interim period prior to appointing KPMG, neither the registrant, nor anyone acting on its behalf, consulted with KPMG on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Fund provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish the Fund with a letter addressed to the U.S. Securities and Exchange Commission stating whether Marcum agrees with the above statements.

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Results of Annual Meeting of Shareholders

The 2025 Annual Meeting of the shareholders of Fund was held on November 28, 2025 (the “Annual Meeting”). The Annual Meeting was held for the following purposes:

1.    To elect the following directors of the Fund:1

a.    Mr. Charles Jacobson as Class III member of the Board to serve until the 2028 annual meeting of shareholders and until his successor is duly elected and qualified;

b.    Mr. Sohail Prasad as a Class III member of the Board to serve until the 2028 annual meeting of shareholders and until his successor is duly elected and qualified;

____________

1      The following directors were not elected at the Annual Meeting and have terms of office that continue after the Annual Meeting: Travis Mason, Class I director with a term expiring at the 2026 annual meeting of shareholders; and Lee Daley, Class II director with a term expiring at the 2027 annual meeting of shareholders. Lisa Nelson, a Class III director with a term expiring at the Annual Meeting, was not up for re-election at the Annual Meeting and her term as director expired at the Annual Meeting.

Destiny Tech100 Inc.

Additional Information (Unaudited) (continued)

c.    Mr. Nathan Rodland as a Class I member of the Board to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified;

d.    Ms. Marissa Chacko as a Class II member of the Board to serve until the 2027 annual meeting of shareholders and until her successor is duly elected and qualified; and

2.    To consider and vote upon the ratification of the selection of KPMG LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.    To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

As of October 13, 2025, the record date for the Annual Meeting, there were 14,427,988 shares of common stock of the Fund issued and outstanding. A total of 6,735,850 shares of common stock were present in person or by proxy at the Annual Meeting. The results of the vote at the Annual Meeting with respect to each proposal were as follows:

Proposal	For	Against	Withheld	Abstain
Election of Charles Jacobson as Class III Director	6,628,391	N/A	107,459	N/A
Election of Sohail Prasad Class III Director	6,575,118	N/A	160,732	N/A
Election of Nathan Rodland as Class I Director	6,631,871	N/A	103,979	N/A
Election of Marissa Chacko as Class II Director	6,603,062	N/A	132,788	N/A
Ratification of KPMG LLP as Independent Registered Public Accounting Firm for the Fund	6,648,329	54,502	N/A	54,502

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Name, Address, Social Security number

•   Proprietary information regarding your beneficiaries

•   Information regarding your earned wages and other sources of income

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

•   To know investors’ identities and thereby prevent unauthorized access to confidential information;

•   Design and improve the products and services we offer to investors;

•   Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes –information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Destiny Tech100 Inc. doesn’t jointly market.

Destiny Tech100 Inc.

Directors and Officers (Unaudited)

December 31, 2025

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the directors and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. The business address for each director and officer of the Fund is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701. The Fund’s Statement of Additional Information includes additional information about the Fund’s directors and officers and is available without charge, upon request, by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Sohail Prasad, 32	Director and Chief Executive Officer	Director since November 2020; Term expires 2028	Founder, Chairman of the Board, and Chief Executive Officer, Destiny LLC (2020 – present); Chief Executive Officer, Destiny Advisors LLC (2020 – present); Founder, President, Chief Executive Officer, Forge (2014 – 2020); Founding Partner, S2 Capital (2012 – 2021)	1	None
Independent Directors
Marissa Chacko, 43	Director	Director since November 2025; Term expires 2027	Director of Product Management, Meta Platforms, Inc. (2025-present); Director of Product Management, Google LLC, (2021 – 2024); Director of Product Management, Lyft, Inc., (2019 – 2021)	1	None
Lee Daley, 63	Director	Director since March 2024; Term expires 2026	Co-Founder & Chairman, G3NiU7 Inc (2018 – present); Co-Founder & CSO, Gorilla Tech (2024 – present); Founder, Daley Strategic Advisory (2011 – present)	1	Board Advisor & CMO, Free Land Solar (2023-present)
Charles Jacobson, 54	Director	Director since November 2025; Term expires 2028	Advisory Board Chairman, Exaltaret, LLC, (2024 – present); Senior Managing Partner, CFGI LLC, (2019 – 2024); Co-Founder and Chief Executive Officer, Pine Hill Group, LLC (2007 – 2024); Board Member, Finance Committee Chairperson, Audit Committee Member and Executive Committee Member, Network for Teaching Entrepreneurship (2023 – present); Board Member, The PMI Group, Inc. (2017 – 2022); Board Member, Parkview Capital Credit, Inc., (2015 – 2020)	1	Board member & Chairperson, Rubicon Technology, Inc., (2023-present)

Destiny Tech100 Inc.

Directors and Officers (Unaudited)

December 31, 2025 (continued)

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Travis Mason, 41	Director	Director since April 2022; Term expires 2026	Advisor, Akute Networks, Inc. (2025 – present); Chief Policy & Regulatory Officer, Merlin (2022 – 2025); Operating Partner, 776 Fund Management (2021 – 2022); Fellow, Massachusetts Institute of Technology (2020 – 2021); Vice President, Certification and Regulation, Airbus (2017 – 2020)	1	Director, Omnitron Sensors (2024-present)
Nathan Rodland, 39	Director	Director since November 2025; Term expires 2026	Chief Operating Officer, Endurance Energy Equipment Integration Co., Ltd., an energy solutions company (2025 – present); General Partner, Elefund LLC, a venture capital firm (2018 – 2025); Founding Chief Operating Officer, Aetherflux Inc., an energy solutions company (2024 – 2025)	1	None
Executive Officers
Ethan Silver, 49	Chief Operating Officer	Chief Operating Officer since May 2021	Partner, Lowenstein Sandler LLP (2016 – present)	N/A	N/A
Peter Sattelmair, 48	Principal Financial Officer	Principal Financial Officer since April 2022	Senior Director, PINE Advisor Solutions (2021 – present); Director of Fund Operations and Assistant Treasurer, Transamerica Asset Management (2015 – 2021)	N/A	N/A
Cory Gossard, 53	Chief Compliance Officer	Chief Compliance Officer since April 2022	Managing Director, PINE Advisor Solutions (2021 – present); Chief Compliance Officer, SS&C ALPS (2014 – 2020)	N/A	N/A

(1) The address for each director and officer is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701.

The Fund’s Statement of Additional Information includes additional information about the officers and directors and is available without charge and upon request by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Investment Adviser

Destiny Advisors LLC

Austin, TX

Legal Counsel

Eversheds Sutherland (US) LLP

Washington, DC

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, PA

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, WI

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Board of Directors

Marissa Chacko

Lee Daley

Charles Jacobson

Travis Mason

Sohail Prasad

Nathan Rodland

Director and Chief Executive Officer

Sohail Prasad

Chief Operating Officer

Ethan Silver

Principal Financial Officer and Treasurer

Peter Sattelmair

Chief Compliance Officer

Cory Gossard

D/XYZ IS REDEFINING THE VENTURE INVESTMENT ECOSYSTEM SO IT SERVES EVERYONE, GIVING GROWTH BACK TO EVERYDAY INVESTORS BY PROVIDING PUBLIC ACCESS TO THE PRIVATE MARKET.

D/XYZ

DESTINY TECH100 1401 LAVACA STREET, #144 AUSTIN, TX 78701

DESTINY.XYZ

(b)         Not applicable.

Item 2. Code of Ethics.

Destiny Tech100 Inc. (the “Fund” or the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors (the “Board”) has determined that there is at least one audit committee financial expert serving on its audit committee (the “Audit Committee”). Charles Jacobson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged principal accountants to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountants that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountants for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountants.

On September 8, 2025, the Registrant, appointed KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025, in replacement of Marcum LLP (“Marcum”), which previously served as the Fund’s independent registered public accounting firm, including for the fiscal year ended December 31, 2024.

	FYE 12/31/2025*	FYE 12/31/2024
(a) Audit Fees	$654,500	$541,755
(b) Audit-Related Fees	$110,650	$0
(c) Tax Fees	$25,000	$11,000
(d) All Other Fees	$0	$0

____________

*        Fees are estimated for 2025.

(e)(1)The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2)The percentage of fees billed by KPMG for the year ended December 31, 2025 and by Marcum for the year ended December 31, 2024 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2025	FYE 12/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)     Not applicable.

(g)    The following table indicates the non-audit fees billed or expected to be billed by KPMG and Marcum for the fiscal year ended December 31, 2025 and by Marcum for the fiscal year ended December 31, 2024 for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser).

Non-Audit Related Fees	FYE 12/31/2025*	FYE 12/31/2024
Registrant	None	$20,000
Registrant’s Investment Adviser	None	None

____________

*        Fees are estimated for 2025.

(h)    The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountants’ independence and has concluded that the provision of such non-audit services by the accountants has not compromised the accountants’ independence.

The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)     The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The independent members of the Audit Committee are: Marissa Chacko, Lee Daley, Charles Jacobson, Travis Mason and Nathan Rodland.

(b)    Not applicable

Item 6. Investments.

(a)    Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

The Fund has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Destiny Advisors LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1.      Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“1940 Act”).

2.      Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-1A a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3.      Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

4.      Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

•        Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

•        Providing a summary of the material changes to a proxy policy during the period covered by the Adviser CCO’s annual compliance report to the Board to the Fund’s Chief Compliance Officer (“CCO”), and a redlined copy of such Proxy Policy as applicable.

•        The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

5.      Review Responsibilities

The Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a third-party proxy-voting service, the Adviser will inquire with the Fund’s service provider, to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with Proxy Policies.

6.      Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

7.      Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser through a third-party proxy voting service.

Adopted: April 29, 2022

Updated: November 25, 2024

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Registrant’s Portfolio Manager as of December 31, 2025 is:

Sohail Prasad.

Mr. Prasad is the Registrant’s Chairman of the Board and Chief Executive Officer and is Founder, Chairman, & Chief Executive Officer of Destiny XYZ LLC. Prior to founding the Fund, Mr. Prasad founded and served as CEO of Forge (NYSE:FRGE), a global private securities marketplace building trading, custody, and data infrastructure to meet the needs of high-growth unicorn companies, employees, and investors. In March 2022, Forge became the first dedicated trading platform for private shares to become a public company. As an eighteen-year-old, Mr. Prasad was among the youngest founders to go through Y Combinator, a start-up accelerator, and was later named a Thiel Fellow by the Thiel Foundation. Over the years, Mr. Prasad has advised and invested in over 200 startups, including as seed investor in notable startups such as Rippling, Rappi, Notion, Retool, Vise, Mercury, and Superhuman. Prior to founding Forge, Mr. Prasad held roles in product management at Zynga, as an early engineer at the mobile advertising firm Chartboost, and various other roles at Google and the MIT Media Lab. Mr. Prasad attended Carnegie Mellon University where he studied Electrical & Computer Engineering before dropping out. Mr. Prasad has been the Registrant’s Portfolio Manager since the Registrant’s inception.

(a)(2)Other Accounts Managed by Portfolio Managers

The following table sets forth information about funds and accounts other than the Fund for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2025:

Name	Account Type	Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
		Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sohail Prasad	Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

(a)(3)Compensation of Portfolio Managers and Potential Conflicts of Interest. The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Adviser.

(a)(4)Dollar Range of Securities Owned as of December 31, 2025

The table below shows the dollar range of shares of our common stock beneficially owned by the portfolio manager as of December 31, 2025 stated as one of the following dollar ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name	Dollar Range of Equity Securities in Destiny Tech100 Inc.(1)
Sohail Prasad	Over $1,000,000

____________

(1)      Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)     The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19. Exhibits.

(a)    (1) Code of Ethics. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5) Change in the Registrant’s independent public accountant. Filed herewith.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)     (1) Consent of KPMG LLP, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025. Filed herewith.

(2) Consent of Marcum LLP, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2024. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destiny Tech100 Inc.
By (Signature and Title)	/s/ Sohail Prasad
Sohail Prasad, Principal Executive Officer
Date:	March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sohail Prasad
Sohail Prasad, Principal Executive Officer
Date:	March 9, 2026
By (Signature and Title)	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer/Principal Financial Officer
Date:	March 9, 2026